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                               SEMI-ANNUAL REPORT


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                             The Thurlow Growth Fund

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                                December 31, 2001

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The Thurlow Growth Fund
================================================================================


LETTER TO SHAREHOLDERS
December 31, 2001

--------------------------------------------------------------------------------


Dear fellow shareholders,

If you can picture the birth of a new bull (actually it is called a "calf"), the young animal lurches back and forth, trying to support itself. Eventually, after several tries, the animal manages to get on its legs and actually walk. Within months the walking becomes more confident. The calf learns to run, feed itself, bully other animals, and eventually strive to become the alpha male animal of the farm.

As you can probably guess, this vignette is a metaphor for the stock market, which we believe is entering a whole new bull market phase. This bull is still very young, barely able to support itself, and lurches back and forth. So too with the young stock market: from the September lows to the current hopeful but churning market, this bull is young and very slowly getting more secure.

Encouraging economic signals are everywhere. Employment, business inventories, price levels (both on the retail and wholesale level), consumer spending, interest rates, and many more signal an economy that is coming out of recession. In fact, if any of the up-coming economic reports were to report bad economic data, that would be a newsworthy event!

Government actions have also helped. The Congress recently passed modest tax cuts, which will soon be phased in. The Federal Reserve has cut interest rates more aggressively than it has in any one-year period.

Nevertheless, valuations still pose concerns and may still dampen a year 2002 rally. As we observed in a recent letter to shareholders, the current price-to-earnings ratios of the Standard & Poor's 500 Index and the other major market indexes are at levels that are usually associated with market tops, not market bottoms. If the market is indeed in a new bull market phase, corporate earnings - across the board - will need to grow, expanding the "e" in p/e ratios.

We believe corporate earnings will be able to grow into current p/e ratios, enabling the market to rise.

We thank all Thurlow Growth Fund shareholders for their continued confidence.

Thomas F. Thurlow

/s/ Thomas F. Thurlow

Portfolio Manager
Thurlow Growth Fund

================================================================================
The Thurlow Growth Fund
================================================================================

                                                         Schedule of Investments
                                                   December 31, 2001 (unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                   Market Value     % of Assets
--------------------------------------------------------------------------------

Biotechnology & Drugs
  3,000 Women First Health Care*                 29,970            1.20%
                                                 ------

Business Services
  1,600 I-Many, Inc.*                            15,440            0.62%
                                                 ------

Computer Networks
  1,700 Asiainfo Holdings, Inc.*                 29,614
 13,500 Loudcloud, Inc.*                         57,240
                                                 ------
                                                 86,854            3.47%
Communication Services
  1,000 Itron, Inc.*                             30,300
    100 McDATA  Class B*                          2,511
  1,500 UTStarcom, Inc.*                         42,750
                                                 ------
                                                 75,561            3.01%
Computer Hardware
  8,000 Riverstone Networks, Inc.*              132,800            5.30%

Computer Peripherals
  2,100 Identix, Inc.*                           30,639            1.22%
                                                 ------

Computer Services
  4,000 Ariba, Inc.*                             24,640
  4,500 Freemarkets, Inc.*                      107,865
  1,600 McAfee.com Corp. *                       54,256
  5,000 Neoforma, Inc.*                         145,750
  1,500 Overture Services, Inc.*                 53,145
  3,400 Pec Solutions, Inc.*                    127,874
                                                -------
                                                513,530           20.49%
Consumer Financial Services
    200 American Home Mortgage
            Holdings                              2,420            0.10%
                                                  -----

Office Equipment
  2,900 Global Imaging Systems*                  43,297            1.73%
                                                 ------

 Investment Services
  6,000 E-Trade Group*                           61,500            2.45%
                                                 ------

 Broadcasting & Cable TV
  1,200 XM Satellite Holdings*                   22,032            0.88%
                                                 ------

 Real Estate Operations
  2,500 ESS Tech, Inc.*                          53,150            2.12%
                                                 ------

 Security Systems & Services
  1,100 Invision Technologies*                   32,769            1.31%
                                                 ------


* Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
================================================================================

                                                         Schedule of Investments
                                                   December 31, 2001 (unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                       Market Value     % of Assets
--------------------------------------------------------------------------------

 Retail
  2,000 Alloy, Inc.*                                 43,060            1.72%
                                                     ------

 Personal & Household Products
    300 Gaiam, Inc. Cl A*                             6,540            0.26%
                                                      -----

 Computer Storage Devices
  1,100 Emulex Corp.*                                43,461            1.73%
                                                     ------

 Semiconductors
  3,500 Cree Research*                              103,110
    100 Genesis Microchip, Inc.*                      6,612
  4,500 Microtune, Inc.*                            105,570
  2,200 Nvidia Corp.*                               147,180
 12,600 Omnivision Technologies*                    113,148
    700 PDF Solutions*                               14,700
                                                    -------
                                                    490,320           19.56%
 Software & Programming
  2,500 Agile Software Corp.*                        43,050
  5,000 Digital River, Inc.*                         79,600
  1,100 Embarcadero Technologies*                    26,620
 10,000 Entrust Technologies*                       101,900
  3,200 MatrixOne, Inc.*                             41,568
  3,000 Numerical Technologies, Inc.*               105,600
  1,500 Retek, Inc.*                                 44,805
  3,000 S 1 Corp.*                                   48,540
  4,400 SeeBeyond Technology Corp.*                  42,680
  5,000 Tibco Software, Inc.*                        74,650
                                                    -------
                                                    609,013           24.30%

        Total Common Stocks                       2,292,356           91.46%
                                                  ---------

CALL OPTIONS

  5,000 Emulex April 30 Call*                        70,000
  5,800 Identix March 12.5 Calls*                    21,460
 14,500 Nasdaq 100 March 40 Calls*                   40,600
                                                    -------
                                                    132,060
                                                    -------

        Total Call Options                          132,060            5.27%
                                                    -------

Repurchase Agreement
189,863 Fountain Square Reserves                    189,863            7.58%
                                                    -------

        Total Investments
           (Cost - $2,434,535)                   $2,614,279          104.31%

        Other Assets Less
            Liabilities                          $ (107,981)          -4.31%
                                                 ----------

        Net Assets - Equivalent
            to $4.80 per share
            based on 522,290
            shares of capital stock
            outstanding                          $2,506,298          100.00%
                                                 ==========

* Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

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The Thurlow Growth Fund
================================================================================

Statement of Assets and Liabilities
  December 31, 2001 (unaudited)

Assets:
     Investment Securities at Market Value                          $ 2,614,279
          (Identified Cost $2,434,535)
     Cash                                                                  (662)
     Receivable from investment securities
           sold                                                         123,846
     Other Receivables                                                        5
     Organizational expenses, net of
           accumulated amortization                                       3,312
                                                                          -----
               Total Assets                                           2,740,780
                                                                      ---------
Liabilities
     Payables:
      Investment Securities Purchased                                   230,368
      Other Expenses                                                      4,114
                                                                          -----
               Total Liabilities                                        234,482
                                                                        -------
Net Assets                                                          $ 2,506,298
                                                                    ===========
Net Assets Consist of:
     Capital Paid In                                                  6,868,183
     Undistributed Net Investment Loss                                  (10,063)
     Accumulated Realized Gain (Loss) on
           Investments - Net                                         (4,531,566)
     Unrealized Appreciation in Value of
           Investments-Net                                              179,744
                                                                        -------
Net Assets, for 522,290 Shares Outstanding                          $ 2,506,298
                                                                    ===========
Net Asset Value and Redemption Price
     Per Share ($2,506,298/522,290 shares)                               $ 4.80

    The accompanying notes are an integral part of the financial statements.

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The Thurlow Growth Fund
================================================================================

 Statement of Operations
         For the six months ending December 31, 2001 (unaudited)

Investment Income:
     Dividends                                                            $ 551
     Interest                                                            17,831
                                                                         ------
          Total Investment Income                                        18,382
                                                                         ------
Expenses
     Management Fees (Note 4)                                            25,779
     Organizational expenses                                              2,666
                                                                          -----
          Total Expenses                                                 28,445
                                                                         ------


Net Investment Loss                                                   $ (10,063)
                                                                      ----------

Realized and Unrealized Loss on Investments:
     Net Realized Loss on Investments                                  (194,896)
     Net Unrealized  Loss from Depreciation
           on Investments                                              (151,265)
                                                                      ---------
Net Realized and Unrealized Loss on
           Investments                                                 (346,161)
                                                                      ---------

Net Decrease in Net Assets from Operations                             (356,224)
                                                                      =========

    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
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Statement of Changes in Net Assets
(unaudited)                                             7/1/2001        7/1/2000
                                                             to              to
                                                       12/31/2001      6/30/2001
From Operations:
     Net Investment Income (Loss)                      $ (10,063)      $ 19,874
     Net Realized Gain (Loss) on
         Investments                                    (194,896)    (4,255,716)
     Net Unrealized Appreciation
        (Depreciation)                                  (151,265)      (449,329)
     Increase (Decrease) from Net
         Assets resulting from
         Operations                                     (356,224)    (4,685,171)
Distributions to Shareholders From
     Return of Capital                                         0     (1,519,100)
     Net Realized Gains on Security
         Transactions                                          0       (891,899)
     Net Decrease from Distributions                           0     (2,410,999)
From Capital Share Transactions:
     Proceeds From Sale of  Shares                     2,028,563      5,606,252
     Net Asset Value of  Shares
         Issued on Reinvestment of
         Distributions                                         0      2,382,556
     Value of  Shares Redeemed                        (2,385,890)    (7,201,552)
                                                        (357,327)       787,256

Net Increase (Decrease)  in Net Assets                  (713,551)    (6,308,914)

Net Assets
     Beginning of Year                                 3,219,849      9,528,763

     End of Year                                     $ 2,506,298    $ 3,219,849

Share Transactions:
     Issued                                              424,497        300,990
     Reinvested                                                -        315,570
     Redeemed                                           (495,708)      (439,885)
Net increase in shares                                   (71,211)       176,675
Shares outstanding beginning of year                     593,501        416,826
Shares outstanding end of year                           522,290        593,501


    The accompanying notes are an integral part of the financial statements.

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The Thurlow Growth Fund
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Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:

                      7/1/2000   7/1/2000    7/1/1999     7/1/1998   8/8/1997
                          to          to          to           to         to
                     6/30/2001  6/30/2001   6/30/2000    6/30/1999  6/30/1998(1)
                     ---------  ---------   ---------    ---------  ---------
Net Asset Value -
   Beginning of
     Period             $5.43     $22.86      $20.63        $9.09     $10.00
Net Investment Income
   (Loss)               (0.02)      0.04       (0.29)(4)    (0.17)     (0.07)
Net Realized and
   Unrealized Gains
   (Losses)             (0.61)    (10.93)       5.81 (4)    11.71      (0.84)
                       ------    -------      -----        ------     ------
   Total from
     Investment
     Operations         (0.63)    (10.89)       5.52        11.54      (0.91)
                       ------    -------       -----       ------     ------
Distributions from
 Net Realized Gains
 (Losses)
   Return of Capital     0.00      (4.12)       0.00         0.00       0.00
   Distributions
     from Net Realized
     Gain from Security
     Transactions        0.00      (2.42)      (3.29)(4)     0.00       0.00
                        -----     ------      ------        -----      -----
   Total Distributions   0.00      (6.54)      (3.29)        0.00       0.00
                        -----     ------      ------        -----      -----
Net Asset Value -
   End of Period        $4.80      $5.43      $22.86       $20.63      $9.09

Total Return           (11.60)%   (55.66)%     55.61%      126.95%     (9.10)(2)
Ratios/Supplemental Data
   Net Assets - End
     of Period
     (Thousands)        2,506      3,220       9,529        2,098        433
   Ratio of Expenses
     to Average Net
     Assets              2.22%(2)   1.99%       1.95%        1.95%      1.95%(3)
   Ratio of Net
     Investment Income
     to Average Net
     Assets             -0.78%(2)   0.37%      (1.26)%      (1.24)%    (1.23)(3)
   Ratio of Net
     Expenses to
     Average Net
     Assets - without
     fee waiver          2.22%(2)   1.99%       4.40%       12.85%     39.47%(3)
   Ratio of Net
     Investment Income
     to Average Net
     Assets  - without
     fee waiver         -0.78%      0.37%      (3.66)%     (12.19)%   (38.75)(3)
   Portfolio Turnover
     Rate               1538.85%   1342.00%    951.00%     1101.00%   408.62%(3)


(1) For the period August 8, 1997 (Commencement of Operations) through June 30, 1998
(2) Not Annualized
(3) Annualized
(4) Calculated based on Average Shares
    Outstanding

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The Thurlow Growth Fund
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NOTES TO THE FINANCIAL STATEMENTS
December 31, 2001 (unaudited)

--------------------------------------------------------------------------------


1.       ORGANIZATION

The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. The Fund commenced investment operations on August 8, 1997.

2.       SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by management in accordance with procedures approved by the Board of Directors.

b) Security Transactions and Investment Income- Securities transactions are recorded on the trade date. Realized gains and losses are computed on an identified cost basis. Interest income is recorded on the accrual basis, and includes the accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or on the date thereafter when the fund is made aware of the dividend.

c) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

d) Distributions to Shareholders - Distributions from net investment income for the Fund are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e) Organization Expenses - Organization expenses for the Fund, in the amount of $26,399, are amortized to operations over a five-year period on a straight line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.       INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments excluding U.S. Government securities and short-term investments, by the Fund for the six months ending December 31, 2001, were $10,338,496 and $10,512,162 respectively. The aggregate purchases and sales of U.S. Government securities, by the Fund for the six months ending December 31, 2001 were $0 and $0 respectively.

At December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


Appreciation             $   217,259
Depreciation                 (37,515)
                        ------------
Net appreciation on
Investments         $   179,744
                       ===========

At December 31, 2001, the cost of investments for federal income tax purposes was $2,434,535.

4.       INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.90% as applied to the Fund's daily net assets.

Mutual Shareholder Services serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.90% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess.




5.       CHANGE IN INDEPENDENT ACCOUNTANTS

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain Baird, Kurtz & Dobson as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended June 30, 2002. During the two previous fiscal years, Baird, Kurtz & Dobson's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 6, 2001, there were no disagreements between the Fund and Baird, Kurtz & Dobson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of Baird, Kurtz & Dobson would have caused it to make reference to the disagreements in its report on the financial statements for such years.

6.       NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its' reporting and disclosure requirements, other requirements are effective presently. These accounting changes will have no material impact to the Fund's financial statements.

7.       CAPITAL LOSS CARRYFORWARD

As of December 31, 2001, The Thurlow Growth Fund incurred a capital loss carryforward of $1,528,949. This capital loss carryforward may be used to offset future capital gains until June 30, 2009, at which time the carryforward will expire. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

================================================================================

The Thurlow Growth Fund
================================================================================

================================================================================

--------------------------------------------------------------------------------









                       Investment Adviser & Administrator
                        Thurlow Capital Management, Inc.


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd. Suite C
                              Brecksville, OH 44141

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263

                                     Counsel
                                Foley and Lardner
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202-5367

                              Independent Auditors
                                    KPMG LLP
                                 99 High Street
                                Boston, MA 02110

                                    Directors
                                Thomas F. Thurlow
                                  Martina Hearn
                                Natasha L. McRee
                             Stephanie E. Rosendahl
                                 R. Clint McRee
                                  Tamara Field
                                 Christine Owens


 This report is provided for the general information of the shareholders of the
    Thurlow Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.